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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               SEPTEMBER 23, 2003
                                   ----------
                Date of Report (Date of earliest event reported)
                                   ----------

                              SONUS NETWORKS, INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    000-30229               04-3387074
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission            (IRS Employer
         Incorporation)                File Number)         Identification No.)


                       5 CARLISLE ROAD, WESTFORD, MA 01886
                      -------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)
                                   ----------

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ITEM 5.        OTHER EVENTS.

     On September 23, 2003, Sonus Networks, Inc. (the "Company") announced the pricing of a public offering of 17,000,000 shares of its common stock at $7.75 per share less applicable underwriter discounts. The Company expects the issuance and delivery of the shares to occur on September 26, 2003. Goldman, Sachs & Co. acted as sole underwriter for the offering.

     The Underwriting Agreement, dated as of September 23, 2003, by and between the Company and Goldman, Sachs & Co. and the Company's press release announcing such offering are filed as exhibits to this report.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

       (c)     Exhibits.

          EXHIBIT
          NUMBER           DESCRIPTION

          Exhibit 1.1 Underwriting Agreement, dated September 23, 2003, by and between Sonus Networks, Inc. and Goldman, Sachs & Co.

          Exhibit 99.1     Press Release, dated September 23, 2003.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 23, 2003        SONUS NETWORKS, INC.


                                 By:    /s/ Hassan M. Ahmed
                                    ------------------------------------
                                        Hassan M. Ahmed
                                        President and Chief Executive Officer